SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 6, 2007 (May 31, 2007)

VIRTUALSCOPICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-52018	04-3007151
(Commission File Number)	(IRS Employer Identification No.)

350 Linden Oaks, Rochester, New York	14625
(Address of Principal Executive Offices)	(Zip Code)

(585) 249-6231
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5	Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)       Warren Bagatelle, Chairman of the Board of Directors of VirtualScopics, Inc. (the “Company”) passed away suddenly on May 31, 2007. Mr. Bagatelle, 68, served as Chairman since November 2005 and also served on its Audit Committee. He served as a director of the Company’s subsidiary, VirtualScopics, LLC since August 2001, and as its Chairman since August 2002. On June 6, 2007, the Company issued a press release in connection with Mr. Bagatelle’s passing which is attached hereto as Exhibit 99.1.

(d)       On June 5, 2007, the Board of Directors of the Company elected Norman Mintz to the Board of Directors to fill the existing vacancy left by the death of Mr. Bagatelle. Since 1990, Dr. Mintz has served as a Managing Director for Loeb Partners Corporation. Dr. Mintz has a Ph.D. in Finance and Economics from New York University, and has previously served as Professor of Finance at Syracuse University and Professor of Economics at Columbia University. Prior to 1990, he served as Executive Vice President of Columbia University.

As a director, Dr. Mintz is eligible to participate in the Company’s 2006 Long Term Incentive Plan and the Independent Director Compensation Plan. Dr. Mintz has not been a party to any other transactions with the Company that require disclosure under Item 404(a) of Regulation S-B.

Also, on June 5, 2007, the Board of Directors elected Robert Klimasewski as Chairman of the Board of Directors of the Company. Mr. Klimasewski previously served as the Company’s Chief Executive Officer from November 2005 until August 2006 and as Chief Executive Officer of its subsidiary, VirtualScopics, LLC, from June 2005 to November 2005. He has been a director of the Company since November 2005, and Vice Chairman since August 2006. He has been a director of the Company’s subsidiary, VirtualScopics, LLC since its formation.

On June 6, 2007, the Company issued a press release in connection with the elections of Dr. Mintz and Mr. Klimasewski, which is attached hereto as Exhibit 99.1.

Section 7	Regulation FD

Item 7.01	Regulation FD Disclosure

The disclosure contained under Item 5.02 (d) above is incorporated herein by reference.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statement and Exhibits

(d) Exhibits

99.1 Press Release dated June 6, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUALSCOPICS, INC.

Date: June 6, 2007	By:	/s/ Molly Henderson
Name: Molly Henderson Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 6, 2007